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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Madison Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Reports to Shareholders.

ANNUAL REPORT

December 31, 2007

Madison Mosaic Income Trust

  Intermediate Income Fund
  Government Fund

(logo) Madison Mosaic Funds (TM)
www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance
MMarket Review	1
MOutlook	1
MFund Overview	2
MComparison of Changes in the Value of a $10,000 Investment	4
Report of Independent Registered Public Accounting Firm	5
Portfolio of Investments
MGovernment Fund	6
MIntermediate Income Fund	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Management Information	17

Madison Mosaic Income Trust December 31, 2007

Management's Discussion of Fund Performance

Market Review

The bond market in 2007 was really the story of two markets, as bonds showed modest positive returns during the first half of the year, trailing the major stock indices. In general, investor sentiment was positive over this first half, with optimism that the worst of the housing problems were behind us. But the year will not be remembered for the relatively calm first half, but for the volatile second half of the year.  During the second half of the year this optimism faded, as these same problems revealed unanticipated breadth and depth. By year-end, the Federal Reserve Board had lowered rates three times, in the face of serious disruptions in the credit markets. Investors fled higher risk investments, and this flight gave U.S. government bonds a major boost.

Concerns in the housing market accelerated near mid-year, as subprime mortgage borrowers began to default on their home loans in increasing numbers. These defaults had a domino effect, triggering fear in the financial sector, and serious price declines on bonds backed by subprime loans. As a result, holders of these bonds began reporting increasingly large losses in their portfolios. This caused the credit markets to seize up, and liquidity vanished. Volatility spiked higher, not just in the credit market, but in the stock market as well, producing large intra-day swings in stock prices based on the latest news or rumors of "who was next" to announce problems.

As the year ended, bond investors saw their best annual results in years, with performance that outdistanced those of the overall stock market as measured by the S&P 500. This performance was concentrated in government issues, which was the area where your Madison Mosaic funds are concentrated. The Funds did not have direct exposure to securities backed by subprime loans, consistent with our belief that our investors use their investments in Madison Mosaic Income Trust to lower risk in their overall portfolios.

Outlook

While it might be comforting to suggest that the problems which erupted in the second half of 2007 will conveniently and quietly disappear next year, we aren't convinced. In the near term, markets will likely remain volatile as the subprime loan mess is sorted out.

We believe economic growth will be soft for a quarter or two as the fallout from the housing market debacle impacts consumers' psychology and wallets. Nonetheless, as long as job growth remains steady, if unspectacular, we do not foresee a recession during the next year, and the second half of 2008 may provide better economic news as the markets get "back to fundamentals" and the housing market finds a bottom.

The Federal Reserve is doing its best to walk a difficult tightrope. On the one hand, easing monetary policy will help soothe frayed nerves in the credit markets, and may also help the housing sector by lowering mortgage rates. But too large a dose of easing medicine may prove harmful in the long-run, as inflation pressures continue to build in the commodity markets, the energy markets, and in increasingly costly labor. The Fed's difficult task ahead is to provide the support that consumers and credit markets need without further fanning inflationary pressures.

We expect interest rates to move higher over the latter part of 2008, as the panic of the subprime loan meltdown passes and the bond market gets back to a more rational pricing. Next year may be, as in 2007, a period in which well-timed, disciplined, active management decisions will add significant value to your portfolio.

Madison Mosaic Income Trust 1

Management’s Discussion of Fund Performance (continued)

Fund Overview

Madison Mosaic Government Fund

Madison Mosaic Government Fund returned 7.10% for the annual period ended December 31, 2007. This return slightly trailed the fund's peers, as the Lipper Intermediate U.S. Government Fund Index rose 7.35%. The Fund's 30-day SEC yield at period end was 2.75%, with an effective duration of 2.80 years. As the Federal Reserve lowered interest rates during the latter part of the year, the Fund's lower duration was a slight negative, offsetting the Fund's small outperformance over the first six months of the period.  Across the year, the Fund underperformed its peers modestly due to its shorter duration and overweight in agency bonds. Investors sold agencies and bought treasuries as fear increased with regard to the subprime mortgage problems.

Mosaic Government held 40.5% in Treasuries, 45.7% in government agency notes, with the remainder in agency-backed mortgage securities and short-term notes. The Fund's largest positions during this twelve-month period were short to intermediate duration bonds issued by the U.S. Treasury and Freddie Mac.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007
FOR MADISON MOSAIC GOVERNMENT FUND

% of net assets
Freddie Mac, 5.5%, 9/15/11	10.65%
Freddie Mac, 5.125%, 10/15/08	8.44%
US Treasury Note, 4%, 6/15/09	7.64%
Federal Home Loan Bank, 4.1%, 6/13/08	6.69%
US Treasury Note, 4.75%, 11/15/08	5.93%
US Treasury Note, 5.125%, 6/30/11	5.87%
US Treasury Note, 4.25%, 8/15/14	5.54%
Freddie Mac, 5%, 10/18/10	5.37%
US Treasury Note, 4%, 11/15/12	5.16%
US Treasury Note, 4%, 3/15/10	4.27%

CASH & OTHER 2.3%
MORTGAGE BACKED SECURITIES 11.5%
U.S. GOVERNMENT AGENCY NOTES 45.7%
U.S. TREASURY NOTES 40.5%

2 Annual Report December 31, 2007

Management’s Discussion of Fund Performance (continued)

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund rose 6.41% for the twelve months ended December  31, 2007. Over the same period, the Lipper Intermediate Investment Grade Index rose 5.43%. This performance gap was largely a quality story, as the Fund's shorter maturity was a slight drag over the latter part of the year. Positive bond returns in 2007 were concentrated in U.S. Government Securities, where the Fund was overweighted. Treasuries were the best-performing investment grade sector. Investors sold agency and corporate bonds and fled to the safety of treasuries. The Fund benefited from this flight to quality by being overweight treasuries and underweight agencies and corporates. While Intermediate Income does own agency mortgages, these are conventional, conforming mortgages. It does not and has never had direct exposure to low-quality bonds containing subprime loans.

At period end, the Fund's duration was 4.01 years, while its 30-day SEC yield was 3.85%. The duration remained relatively constant through the period, as we continued to position the Fund to have a performance edge if the yield curve continues to steepen.

The Fund began the period with 31.2% invested in corporate bonds. Over the course of the year this was reduced to 27.0%. At period end, the Fund had 30.1% of its assets in government and government agency bonds, and 40.0% in higher quality agency mortgage-backed securities.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007
FOR MADISON MOSAIC INTERMEDIATE INCOME FUND

% of net assets
US Treasury Note, 5.375%, 2/15/31	7.48%
US Treasury Note, 5.125%, 6/30/11	7.05%
Federal Home Loan Bank, 4.1%, 6/13/08	6.62%
FHLMC MBS #A51727, 6%, 8/1/36	5.86%
Freddie Mac, 5.5%, 9/15/11	5.51%
FNMA MBS #905805, 5.5%, 1/1/37	5.13%
FHLMC MBS #G11911, 5%, 2/1/21	4.35%
FHLMC MBS #C02660, 6.5%, 11/1/36	3.75%
Freddie Mac, 5%, 10/18/10	3.43%
FNMA MBS #745275, 5%, 2/1/36	3.25%

BANKS 2.2%
CONSUMER DISCRETIONARY 4.5%
FINANCIALS 6.6%
HEALTH CARE 2.1%
INDUSTRIAL 1.7%
INSURANCE 1.7%
TECHNOLOGY 2.3%
TELECOMMU-NICATIONS 3.6%
UTILITIES 2.3%
CASH & OTHER 2.9%
MORTGAGE BACKED SECURITIES 40.0%
TREASURY & GOVERNMENT AGENCY 30.1%

Madison Mosaic Income Trust 3

Management’s Discussion of Fund Performance (concluded)

4 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the "Trust"), including the Government Fund and Intermediate Income Fund (collectively, the "Funds"), as of December 31, 2007 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 2003, was audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2007, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Grant Thornton LLP

Chicago, Illinois
February 13, 2008

Madison Mosaic Income Trust 5

Madison Mosaic Income Trust December 31, 2007

Government Fund - Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 97.7% of net assets

		U.S. GOVERNMENT AGENCY NOTES: 45.7%
Aaa	AAA	Federal Home Loan Bank, 4.1%, 6/13/08	$200,000	$199,657
Aaa	AAA	Fannie Mae, 6.625%, 11/15/10	105,000	113,602
Aaa	AAA	Fannie Mae, 6%, 5/15/11	100,000	107,392
Aaa	AAA	Fannie Mae, 6.125%, 3/15/12	100,000	108,745
Aaa	AAA	Fannie Mae, 4.875%, 5/18/12	100,000	104,005
Aaa	AAA	Freddie Mac, 5.125%, 10/15/08	250,000	252,042
Aaa	AAA	Freddie Mac, 5%, 10/18/10	155,000	160,499
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	300,000	318,175

		U.S. TREASURY NOTES: 40.5%
Aaa	AAA	US Treasury Note, 4.75%, 11/15/08	175,000	177,024
Aaa	AAA	US Treasury Note, 4%, 6/15/09	225,000	228,006
Aaa	AAA	US Treasury Note, 4%, 3/15/10	125,000	127,607
Aaa	AAA	US Treasury Note, 5.125%, 6/30/11	165,000	175,351
Aaa	AAA	US Treasury Note, 4%, 11/15/12	150,000	154,090
Aaa	AAA	US Treasury Note, 4.25%, 8/15/14	160,000	165,488
Aaa	AAA	US Treasury Note, 4.5%, 2/15/16	75,000	78,088
Aaa	AAA	US Treasury Note, 4.5%, 5/15/17	100,000	103,680

		MORTGAGE BACKED SECURITIES: 11.5%
Aaa	AAA	Fannie Mae, Mortgage Pool #555345, 5.5%, 2/1/18	57,841	58,743
Aaa	AAA	Fannie Mae, Mortgage Pool #555545, 5%, 6/1/18	98,657	98,919
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	24,674	25,512
Aaa	AAA	Fannie Mae, Mortgage Pool #254346, 6.5%, 6/1/32	22,234	22,990
Aaa	AAA	Fannie Mae, Mortgage Pool #254405, 6%, 8/1/32	43,203	44,021
Aaa	AAA	Freddie Mac, Mortgage Pool #E57247, 6.5%, 3/1/09	7,145	7,255
Aaa	AAA	Freddie Mac, Mortgage Pool #E90778, 5.5%, 8/1/17	46,078	46,735
Aaa	AAA	Freddie Mac, Mortgage Pool #C01364, 6.5%, 6/1/32	25,043	25,894
Aaa	AAA	Government National Mortgage Association, Mortgage Pool #2483, 7%, 9/20/27	12,632	13,378

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,853,687)		$2,916,898

		REPURCHASE AGREEMENT: 1.6% of net assetsWith U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $48,962 in United States Treasury Notesdue 9/1/18. Proceeds at maturity are $48,008 (Cost $48,000).		48,000

		TOTAL INVESTMENTS: 99.3% of net assets (Cost $2,901,687)		$2,964,898

		CASH AND RECEIVABLES LESS LIABILITIES: 0.7% of net assets		21,386

		NET ASSETS: 100%		$2,986,284

The Notes to Financial Statements are an integral part of these statements.

6 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Intermediate Income Fund - Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		CORPORATE DEBT SECURITIES: 27.0% of net assets

		BANKS: 2.2%
Aa2	AA	Wells Fargo & Co., 4.95%, 10/16/13	$100,000	$99,415

		CONSUMER DISCRETIONARY: 4.5%
A2	A	Costco Wholesale Corp., 5.5%, 3/15/17	100,000	101,033
Aa2	AA	Wal-Mart Stores, Inc., 4.75%, 8/15/10	100,000	101,455

		FINANCIALS: 6.6%
Aa3	AA-	Goldman Sachs, 5.75%, 10/1/16	100,000	101,671
Aa3	AA-	HSBC Finance Corp., 5.5%, 1/19/16	100,000	97,750
A1	AA-	International Lease Finance, 4.875%, 9/1/10	100,000	99,699

		HEALTH CARE: 2.1%
A3	A-	UnitedHealth Group, 5%, 8/15/14	100,000	96,925

		INDUSTRIAL: 1.7%
Baa3	BBB-	Lubrizol Corp., 4.625%, 10/1/09	75,000	75,350

		INSURANCE: 1.7%
Baa3	BBB-	Markel Corp., 6.8%, 2/15/13	75,000	79,088

		TECHNOLOGY: 2.3%
A1	A+	Cisco Systems, Inc., 5.5%, 2/22/16	100,000	101,863

		TELECOMMUNICATIONS: 3.6%
Baa2	BBB+	AT&T Broadband, 8.375%, 3/15/13	75,000	84,231
Baa1	A	Verizon New England, 6.5%, 9/15/11	75,000	78,815

		UTILITIES: 2.3%
Baa2	A-	Dominion Resources Inc., 5.7%, 9/17/12	75,000	77,094
A2	A-	Wisconsin Power & Light, 7.625%, 3/1/10	25,000	26,799

		TOTAL CORPORATE DEBT SECURITIES (Cost $1,204,899)		$1,221,188

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust 7

Intermediate Income Fund   Portfolio of Investments   December 31, 2007 (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		MORTGAGE BACKED SECURITIES: 40.0% of net assets
Aaa	AAA	Freddie Mac, Mortgage Pool #G11911, 5%, 2/1/21	196,483	196,706
Aaa	AAA	Freddie Mac, Mortgage Pool #A51727, 6%, 8/1/36	260,960	264,925
Aaa	AAA	Freddie Mac, Mortgage Pool #C02660, 6.5%, 11/1/36	165,142	169,811
Aaa	AAA	Fannie Mae, Mortgage Pool #725341, 5%, 2/1/19	76,529	76,732
Aaa	AAA	Fannie Mae, Mortgage Pool #745406, 6%, 3/1/21	136,112	139,552
Aaa	AAA	Fannie Mae, Mortgage Pool #837199, 5.5%, 3/1/21	140,006	141,861
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	32,898	34,016
Aaa	AAA	Fannie Mae, Mortgage Pool #745275, 5%, 2/1/36	150,730	147,177
Aaa	AAA	Fannie Mae, Mortgage Pool #745516, 5.5%, 5/1/36	127,835	127,777
Aaa	AAA	Fannie Mae, Mortgage Pool #902070, 6%, 12/1/36	134,935	137,073
Aaa	AAA	Fannie Mae, Mortgage Pool #903002, 6%, 12/1/36	139,052	141,256
Aaa	AAA	Fannie Mae, Mortgage Pool #905805, 5.5%, 1/1/37	232,426	232,211

		TOTAL MORTGAGE BACKED SECURITIES (Cost $1,793,996)		$1,809,097

		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 30.1% of net assets
Aaa	AAA	Federal Home Loan Bank, 4.1%, 6/13/08	300,000	299,485
Aaa	AAA	Freddie Mac, 5%, 10/18/10	150,000	155,322
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	235,000	249,237
Aaa	AAA	US Treasury Note, 5.125%, 6/30/11	300,000	318,820
Aaa	AAA	US Treasury Note, 5.375%, 2/15/31	300,000	338,086

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,310,563)		$1,360,950

		REPURCHASE AGREEMENT: 2.0% of net assets
		With U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $92,824 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $91,016 (Cost $91,000).		91,000

		TOTAL INVESTMENTS: 99.1% of net assets (Cost $4,400,458)		$4,482,235

		CASH AND RECEIVABLES LESS LIABILITIES: 0.9% of net assets		40,592

		NET ASSETS: 100%		$4,522,827

Notes to the Portfolio of Investments:

* – Unaudited;  Moody's – Moody's Investor Services, Inc.;  S&P – Standard & Poor's Corporation

The Notes to Financial Statements are an integral part of these statements.

8 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Statements of Assets and Liabilities

	Government Fund	Intermediate Income Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$2,916,898	$4,391,235
Repurchase agreements	48,000	91,000
Total investments*	2,964,898	4,482,235
Cash	824	583
Receivables
Interest	23,414	42,423
Capital shares sold	2,000	2,763
Total assets	2,991,136	4,528,004

LIABILITIES
Payables
Dividends	812	1,569
Capital shares redeemed	2,190	1,358
Independent trustee fees	250	250
Auditor fees	1,600	2,000
Total liabilities	4,852	5,177

NET ASSETS	$2,986,284	$4,522,827

Net assets consists of:
Paid in capital	$2,978,059	$4,829,873
Accumulated net realized losses	(54,986)	(388,823)
Net unrealized appreciation on investments	63,211	81,777
Net Assets	$2,986,284	$4,522,827

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 7)	289,943	687,628

NET ASSET VALUE PER SHARE	$10.30	$6.58
*INVESTMENT SECURITIES, AT COST	$2,901,687	$4,400,458

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust 9

Madison Mosaic Income Trust

Statements of Operations
For the year ended December 31, 2007

	Government Fund	Intermediate Income Fund
INVESTMENT INCOME (Note 1)
Interest income	$133,490	$233,802

EXPENSES (Notes 3 and 5)
Investment advisory fees	18,750	28,262
Other expenses:
Service agreement fees	11,065	16,504
Independent trustee fees	1,000	1,000
Auditor fees	3,500	4,500
Other fees	250	250
Total other expenses	15,815	22,254
Total expenses	34,565	50,516

NET INVESTMENT INCOME	98,925	183,286

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	25	18,781
Change in net unrealized appreciation of investments	103,158	78,093

NET GAIN ON INVESTMENTS	103,183	96,874

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,108	$280,160

The Notes to Financial Statements are an integral part of these statements.

10 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Statements of Changes in Net Assets
For the period indicated

	Government Fund		Intermediate Income Fund
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$98,925	$98,636	$183,286	$191,388
Net realized gain (loss) on investments	25	(14,010)	18,781	(29,087)
Net unrealized appreciation on investments	103,158	13,457	78,093	11,788
Total increase in net assets resulting from operations	202,108	98,083	280,160	174,089

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(98,925)	(98,636)	(183,286)	(191,388)

CAPITAL SHARE TRANSACTIONS (Note 7)	(172,261)	(191,990)	(183,572)	(975,135)

TOTAL DECREASE IN NET ASSETS	(69,078)	(192,543)	(86,698)	(992,434)

NET ASSETS
Beginning of period	$3,055,362	$3,247,905	$4,609,525	$5,601,959
End of period	$2,986,284	$3,055,362	$4,522,827	$4,609,525

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust 11

Madison Mosaic Income Trust

Financial Highlights
Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.94	$9.95	$10.16	$10.36	$10.58
Investment operations:
Net investment income	0.33	0.31	0.28	0.29	0.35
Net realized and unrealized gain (loss) on investments	0.36	(0.01)	(0.21)	(0.20)	(0.22)
Total from investment operations	0.69	0.30	0.07	0.09	0.13
Less distributions from net investment income	(0.33)	(0.31)	(0.28)	(0.29)	(0.35)
Net asset value, end of year	$10.30	$9.94	$9.95	$10.16	$10.36
Total return (%)	7.10	3.07	0.69	0.89	1.24
Ratios and supplemental data
Net assets, end of year (in thousands)	$2,986	$3,055	$3,248	$5,132	$5,356
Ratio of expenses to average net assets (%)	1.15	1.19	1.19	1.15	1.15
Ratio of net investment income to average net assets (%)	3.30	3.11	2.75	2.83	3.32
Portfolio turnover (%)	18	41	43	55	31

INTERMEDIATE INCOME FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.44	$6.46	$6.64	$6.71	$6.66
Investment operations:
Net investment income	0.26	0.24	0.23	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.14	(0.02)	(0.18)	(0.07)	0.05
Total from investment operations	0.40	0.22	0.05	0.15	0.30
Less distributions from net investment income	(0.26)	(0.24)	(0.23)	(0.22)	(0.25)
Net asset value, end of year	$6.58	$6.44	$6.46	$6.64	$6.71
Total return (%)	6.41	3.48	0.77	2.30	4.63
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,523	$4,610	$5,602	$6,041	$6,428
Ratio of expenses to average net assets (%)	1.12	1.10	1.08	1.07	1.08
Ratio of net investment income to average net assets (%)	4.05	3.70	3.49	3.32	3.76
Portfolio turnover (%)	41	60	60	46	36

The Notes to Financial Statements are an integral part of these statements.

12 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds (the "Funds") each of whose objective is to receive and distribute bond income. The Government Fund invests in securities of the U.S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as "B" by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Two additional Trust portfolios present their financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2007 and 2006 were as follows:

	2007	2006
Government Fund:
Distributions paid from ordinary income	$98,925	$98,636
Intermediate Income Fund:
Distributions paid from ordinary income	$183,286	$191,388

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized losses	$(54,986)
Net unrealized appreciation on investments	63,211
$8,175
Intermediate Income Fund:
Accumulated net realized losses	$(388,823)
Net unrealized appreciation on investments	81,777
$(307,046)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income

Madison Mosaic Income Trust 13

Notes to Financial Statements (continued)

Taxes," on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the year ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2007, the Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2008	5,458	89,747
December 31, 2009	--	12,901
December 31, 2010	--	243,364
December 31, 2013	33,544	20,428
December 31, 2014	15,880	22,383
December 31, 2015	104	--

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified. In the Government Fund and Intermediate Income Fund, permanent differences relating to the expiration of capital loss carryovers totaling $9,847 and $474,191, respectively were reclassified from accumulated net realized losses to net paid in capital on shares of beneficial interest.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2007, the Government Fund had a 0.5% interest and the Intermediate Income Fund had a 0.9% interest in the consolidated repurchase agreement of $9,933,000 collateralized by $10,132,100 in United States Treasury Notes. Proceeds at maturity were $9,934,711.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2007 were as follows :

	Purchases	Sales
Government Fund:
U.S. Gov't securities	$514,914	$676,957
Other	--	--
Intermediate Income Fund:
U.S. Gov't securities	$1,596,532	$1,504,909
Other	196,189	422,559

14 Annual Report December 31, 2007

Notes to Financial Statements (continued)

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.365% for both the Government Fund and the Intermediate Income Fund, respectively.

The Funds also pay the expenses of the Funds' Independent Trustees and auditors directly. For the year ended December 31, 2007, these fees amounted to $1,000 and $3,500, respectively for the Government Fund and $1, 000 and $4,500, respectively for the Intermediate Income Fund.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2007:

	Government Fund	Intermediate Income Fund
Aggregate Cost	$2,901,687	$4,400,458
Gross unrealized appreciation	67,633	91,447
Gross unrealized depreciation	(4,422)	(9,670)
Net unrealized appreciation	$63,211	$81,777

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2007	2006
In Dollars
Shares purchased	$119,646	$236,648
Shares issued in reinvestment of dividends	87,325	87,003
Total shares issued	206,971	323,651
Shares redeemed	(379,232)	(515,641)
Net decrease	$(172,261)	$(191,990)

In Shares
Shares purchased	11,925	23,818
Shares issued in reinvestment of dividends	8,700	8,791
Total shares issued	20,625	32,609
Shares redeemed	(37,920)	(51,921)
Net decrease	(17,295)	(19,312)

Intermediate Income Fund	Year Ended December 31,
	2007	2006
In Dollars
Shares purchased	$201,762	$149,370
Shares issued in reinvestment of dividends	163,019	168,855
Total shares issued	364,781	318,225
Shares redeemed	(548,353)	(1,293,360)
Net decrease	$(183,572)	$(975,135)

In Shares
Shares purchased	31,266	23,295
Shares issued in reinvestment of dividends	25,251	26,362
Total shares issued	56,517	49,657
Shares redeemed	(85,058)	(201,330)
Net decrease	(28,541)	(151,673)

8. Line of Credit. The Government Fund has a $1 million and the Intermediate Income Fund has a $1.25 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the year ended December 31, 2007, neither Fund borrowed on their respective lines of credit. Each Fund paid $250 to maintain their lines of credit.

9. New Accounting Pronouncements. On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets

Madison Mosaic Income Trust 15

Notes to Financial Statements (continued)

and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (FAS "159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes penetration and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management believes the adoption of FAS 159 will have no material impact on the financial statements of the Funds.

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2007 and held for the six-months ended December 31, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Government Fund	$1,000.00	$1,059.52	1.15%	$5.99
Intermediate Income Fund	$1,000.00	$1,057.52	1.12%	$5.80
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

16 Annual Report December 31, 2007

Notes to Financial Statements (concluded)

Hypothetical Example for Comparison Purposes

The table on the next page titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is neither Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in either Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Government Fund	$1,000.00	$1,025.47	1.15%	$5.88
Intermediate Income Fund	$1,000.00	$1,025.47	1.12%	$5.70
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Income Trust December 31, 2007
Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc..

Madison Mosaic Income Trust 17

Management Information (concluded)

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB; Santa Barbara Community Bancorp, Inc.
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

18 Annual Report December 31, 2007

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended June 30, 2007 is available. These policies and voting information are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Trust in July 2007. Rather than providing you with a list of factors or conclusory statements that explained the Board's decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust's Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management. They recognized the wide array of investment professionals employed by the firm. Representatives of the Advisor discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with each funds' investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor due to the Advisor's history of providing advisory services to the Madison Mosaic family of investment companies.

The Board also discussed with the Advisor the quality of services provided to the Trusts by the transfer agent, US Bancorp Fund Services, LLC. The Advisor reported that the transfer agent has routinely ranked at or near the top in customer service surveys for third party transfer agents.

With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices.

The Advisor explained its active bond management style and its goal of protecting shareholders during periods of rising interest rates. The Advisor explained that, in the long-term, it believes this philosophy is in the best interest of fixed-income fund shareholders and is in accordance with applicable prospectus disclosures of investment objectives and policies for such funds. The Board recognized that this philosophy was resulting in the intended performance in accordance with the applicable funds' stated investment objectives and policies.

The Board engaged in a comprehensive discussion of fund performance and market conditions. This included the Board's comparison of the performance of a variety of funds with that of the Advisor's separately managed account composites. Representatives of the Advisor discussed the Advisor's methodology for arriving at the peer groups and indices used for

Madison Mosaic Income Trust 19

performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each Trust portfolio's asset size and investment objective for the last year. Representatives of the Advisor discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

As in past years, the Trustees recognized that each Madison Mosaic fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the each particular fund (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Madison Mosaic investment companies in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board compared the Advisor's fee schedule for separately managed accounts with the fees paid by Madison Mosaic fund accounts. The Trustees recognized that the Advisor provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with each Madison Mosaic Trust, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the trusts' total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represented approximately $400 million out of the approximately $8 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Madison Mosaic Trusts are profitable to the Advisor because such salaries and fixed costs are already paid from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, was approximately $10 billion at the time of the meeting. As a result, although the fees paid by the Trust at its present size might not be sufficient to profitably support a stand alone mutual fund complex, they are reasonably profitable to the Advisor as part of its larger, diversified organization. The Trustees also recognized that Madison Mosaic's reputation benefited the Advisor's reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Advisor, are managed with the attention given to other firm clients and are not treated as "loss leaders."

As part of the Board's review of the costs of services and the profits to be realized by the Advisor, the Board considered the reasonableness and propriety of the securities research and any so-called "soft dollar" benefits that the Advisor receives in connection with brokerage transactions on behalf of Madison Mosaic investment companies.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. The Trustees recognized that the Tax-Free National Fund,

20 Annual Report December 31, 2007

although small, had adopted a break-point schedule for assets in excess of $25 million contemporaneously with its acquisition of the Tax-Free Arizona and Missouri Funds in recognition of the economies of scale achieved by such transactions in 2006.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that our contract should be renewed for another year.

Madison Mosaic Income Trust 21

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

ANNUAL REPORT

December 31, 2007

Madison Mosaic

   Income Trust

   Institutional Bond Fund
   Corporate Income Shares (COINS) Fund

(logo) Madison Mosaic Funds (TM)

www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance
mMarket Review	1
mOutlook	1
mFund Overview	2
mComparison of Changes in the Value of an Investment	3
Report of Independent Registered Public Accounting Firm	4
Portfolio of Investments
mInstitutional Bond Fund	5
mCorporate Income Shares (COINS) Fund	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Management Information	17

Madison Mosaic Income Trust December 31, 2007

Management's Discussion of Fund Performance

Market Review

The bond market in 2007 was really the story of two markets, as bonds showed modest positive returns during the first half of the year, trailing solid returns by the major stock indices. In general, investor sentiment was positive over this first half, with optimism that the worst of the housing problems were behind us. But the year will not be remembered for the relatively calm first half, but for the volatile second half of the year.  During the second half of the year, this optimism faded, as these same problems revealed unanticipated breadth and depth. By year-end, the Federal Reserve Board had lowered rates three times, in the face of serious disruptions in the credit markets. Investors fled higher risk investments, and this flight gave high-quality corporate bonds and, even more dramatically, U.S. government bonds, a major boost.

Problems in the housing market came to a head near mid-year, as subprime mortgage borrowers began to default on their home loans in increasing numbers. These defaults had a domino effect on the bond market, triggering ratings downgrades, and serious price declines on bonds backed by subprime loans. As a result, holders of these bonds began reporting increasingly large losses in their portfolios. This caused the credit markets to seize up, and liquidity vanished. Volatility spiked higher, not just in the credit market, but in the stock market as well, producing large intra-day swings in stock prices based on the latest news or rumors of "who was next" to announce problems.

As the year ended, investors in Income Trust saw their best annual results in years, with performance that outdistanced those of the overall stock market as measured by the S&P 500. This performance was concentrated in the higher-quality bond sectors, particularly government issues, which was the area where your Madison Mosaic funds are concentrated. The Funds did not have direct exposure to securities backed by subprime loans, consistent with our belief that our investors use their investments in Madison Mosaic Income Trust to lower risk in their overall portfolios.

Outlook

While it might be comforting to suggest that the problems which erupted in the second half of 2007 will conveniently and quietly disappear next year, we aren't convinced. In the near term, markets will likely remain volatile as the subprime loan mess is sorted out.

We believe economic growth will be soft for a quarter or two as the fallout from the housing market debacle impacts consumers' psychology and wallets. Nonetheless, as long as job growth remains steady, if unspectacular, we do not foresee a recession during the next year, and the second half of 2008 may provide better economic news as the markets get "back to fundamentals" and the housing market finds a bottom.

The Federal Reserve is doing its best to walk a difficult tightrope. On the one hand, easing monetary policy will help soothe frayed nerves in the credit markets, and may also help the housing sector by lowering mortgage rates. But too large a dose of easing medicine may prove harmful in the long-run, as inflation pressures continue to build in the commodity markets, the energy markets, and in increasingly costly labor. The Fed's difficult task ahead is to provide the support that consumers and credit markets need without further fanning inflationary pressures.

We expect interest rates to move higher over the next year as the panic of the subprime loan meltdown passes and the bond market gets back to a more rational pricing. Next year may be, as in 2007, a year when well-timed, disciplined, active management decisions will add significant value to your portfolio.

Madison Mosaic Income Trust 1

Management's Discussion of Fund Performance (continued)

Fund Overview

Institutional Bond Fund

Madison Mosaic Institutional Bond Fund returned 7.77% for the annual period ended December 31, 2007. This return outperformed the fund's peers, as the Lipper Intermediate Investment Grade Index rose just 5.43%. This performance difference was largely a factor of the fund's high-quality holdings. In addition, performance was enhanced because the Fund was positioned for a steepening yield curve which became a reality during the course of 2007. This period, particularly the second half of the year, saw a dramatic flight to quality as bonds backed by subprime loans lost significant value, and investors found little attraction in lower-quality corporate bonds.

The fund's 30-day SEC yield at period end was 3.67%, lower than the 4.40% at the beginning of the period, which was in line with a market which had seen three Federal Reserve Rate cuts since the beginning of September. The effective duration of the fund at the end of 2007 was 3.53 years, an extension from the period start, when it measured 2.91 years.

At year end, the Institutional Bond Fund held 32.8% in Treasuries, 19.2% in government agency notes, and 46.3% in high-quality corporate bonds with the small remainder in cash. The fund's largest positions during this twelve-month period were short to intermediate duration bonds issued by the U.S. Treasury, Freddie Mac and Fannie Mae.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 FOR MADISON MOSAIC INSTITUTIONAL BOND FUND

% of net assets
US Treasury Note, 3.625%, 1/15/10	8.28%
US Treasury Note, 4%, 11/15/12	8.01%
Fannie Mae, 4.625%, 12/15/09	7.96%
Freddie Mac, 4.5%, 7/15/13	6.39%
US Treasury Note, 4.5%, 2/28/11	5.69%
US Treasury Note, 4.5%, 2/15/16	5.68%
Fannie Mae, 4.625%, 10/15/14	4.81%
US Treasury Note, 4.875%, 2/15/12	3.31%
Target Corp., 5.875%, 3/1/12	2.83%
Cisco Systems Inc., 5.25%, 2/22/11	2.80%

Corporate Income Shares (COINS) Fund

Madison Mosaic Corporate Income Shares Fund (COINS) is a corporate bond portfolio designed for exclusive use within separately managed accounts. Launched on July 1, 2007, COINS had a return of 5.37% for the partial year ending December 31, 2007. This compares to the 4.27% return of the Lehman Intermediate Credit Index, the Fund's benchmark over this same six months. This outperformance was largely a matter of quality, as COINS held significantly less exposure to lower-rated triple-B bonds than its benchmark. The managers of COINS also kept exposure to longer-term financial bonds at a minimum, while overweighting industrials, an active management decision that added value through this period.

2 Annual Report December 31, 2007

Management's Discussion of Fund Performance (concluded)

At the end of the period, the portfolio held a diversified portfolio of 44 corporate bonds with a composite quality rating of A1. The portfolio had an effective duration of 3.85 years, with a yield-to-maturity of 4.65%. Approximately ninety percent of the portfolio was rated A or higher, with 10% rated triple-B.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 FOR COINS FUND

% of net assets
Lowes Companies, 8.25%, 6/1/10	2.58%
Bank One Corp., 7.875%, 8/1/10	2.54%
Target Corp., 7.5%, 8/15/10	2.52%
Conoco Funding Co., 6.35%, 10/15/11	2.50%
Eli Lilly & Co., 6%, 3/15/12	2.50%
Allstate Corp., 7.2%, 12/1/09	2.48%
Abbott Laboratories, 5.875%, 5/15/16	2.47%
Walt Disney Co., 5.7%, 7/15/11	2.46%
Bellsouth Corp., 6%, 10/15/11	2.44%
Household Finance Co., 6.375%, 10/15/11	2.43%

Madison Mosaic Income Trust 3

Madison Mosaic Income Trust December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the Madison Mosaic Institutional Bond Fund (the "Fund"), as of December 31, 2007 and the related statements of operations for the year then ended (period ended for the COINS Fund whose inception date was July 1, 2007) and the statements of changes in net assets for each of the two years in the period then ended and for the period from July 1, 2007 (commencement of operations) through December 31, 2007 for the COINS Fund, and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2007 (commencement of operations) through December 31, 2007 for the COINS Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 2003, was audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, and the results of its operations for the year then ended (period ended for the COINS Fund whose inception date was July 1, 2007) and the changes in their net assets for each of the two years in the period then ended and for the period from July 1, 2007 (commencement of operations) through December 31, 2007 for the COINS Fund, and financial highlights for each of the four years in the period then ended and for the period from July 1, 2007 (commencement of operations) through December 31, 2007 for the COINS Fund, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 13, 2008

4 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Institutional Bond Fund - Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		CORPORATE DEBT SECURITIES: 46.3% of net assets

		BANKS: 2.3%
Aa1	AA	Bank of America, 4.875%, 9/15/12	$150,000	$150,524

		COMPUTERS & PERIPHERALS: 4.8%
A2	A	Hewlett-Packard Co., 5.25%, 3/1/12	150,000	153,785
A1	A+	IBM Corp, 4.75%, 11/29/12	150,000	151,266

		CONSUMER DISCRETIONARY: 5.2%
A2	A+	Target Corp., 5.875%, 3/1/12	175,000	181,335
Aa2	AA	Wal-Mart Stores, Inc., 4.55%, 5/1/13	150,000	149,466

		CONSUMER STAPLES: 2.4%
Aa2	A+	Pepsico Inc., 4.65%, 2/15/13	150,000	151,178

		ENERGY: 4.8%
A1	A	Conoco Funding Co., 6.35%, 10/15/11	150,000	159,453
Aa1	AA	Texaco Capital Inc., 5.5%, 1/15/09	150,000	150,806

		FINANCIALS: 19.7%
A1	A+	American Express, 4.75%, 6/17/09	175,000	175,113
A2	A	CIT Group Inc., 4.125%, 11/03/09	150,000	144,657
Aa3	AA	Citigroup Inc., 4.25%, 7/29/09	150,000	148,940
Aaa	AAA	General Electric Capital Corp., 4.25%, 6/15/12	150,000	148,056
Aa3	AA-	Goldman Sachs, 6.65%, 5/15/09	150,000	154,093
A1	AA-	International Lease Finance, 4.875%, 9/1/10	150,000	149,548
A1	A+	Merrill Lynch & Co., Inc., 5.77%, 7/25/11	175,000	175,669
Aa3	AA-	Morgan Stanley Co., 3.625%, 4/1/08	170,000	169,291

		HEALTH CARE: 2.4%
A1	AA	Abbott Laboratories, 5.6%, 11/30/17	150,000	154,405

		TECHNOLOGY: 2.8%
A1	A+	Cisco Systems, Inc., 5.25%, 2/22/11	175,000	179,549

		UTILITIES: 1.9%
A1	A+	National Rural Utilities, 4.75%, 3/1/14	125,000	121,362

		TOTAL CORPORATE DEBT SECURITIES (Cost $2,951,846)		$2,968,496

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust 5

Institutional Bond Fund Portfolio of Investments (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		US GOVERNMENT & AGENCY OBLIGATIONS: 52.0% of net assets
Aaa	AAA	Fannie Mae, 4.625%, 12/15/09	$500,000	$510,140
Aaa	AAA	Fannie Mae, 4.625%, 10/15/14	300,000	308,377
Aaa	AAA	Freddie Mac, 4.5%, 7/15/13	400,000	409,969
Aaa	AAA	US Treasury Note, 3.625%, 1/15/10	525,000	531,235
Aaa	AAA	US Treasury Note, 4.5%, 2/28/11	350,000	364,684
Aaa	AAA	US Treasury Note, 4.875%, 2/15/12	200,000	212,219
Aaa	AAA	US Treasury Note, 4%, 11/15/12	500,000	513,633
Aaa	AAA	US Treasury Note, 4.25%, 8/15/14	115,000	118,944
Aaa	AAA	US Treasury Note, 4.5%, 2/15/16	350,000	364,410

		TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,184,737)		$3,333,611

		TOTAL DEBT INSTRUMENTS (Cost $6,136,583)		$6,302,107

		REPURCHASE AGREEMENT: 0.5% of net assets
		With U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $35,702 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $35,006 (Cost $35,000).		35,000

		TOTAL INVESTMENTS: 98.8% of net assets (Cost $6,171,583)		$6,337,107

		CASH AND RECEIVABLES LESS LIABILITIES: 1.2% of net assets		75,422

		NET ASSETS: 100%		$6,412,529

The Notes to Financial Statements are an integral part of these statements.

6 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

COINS Fund - Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		CORPORATE DEBT SECURITIES: 97.1% of net assets
		BANKS: 9.6%
Aa1	AA	Bank of America, 4.875%, 9/15/12	$15,000	$15,052
Aa3	A+	Bank One Corp., 7.875%, 8/1/10	15,000	16,190
Aa3	AA-	Wachovia Corp., 3.625%, 2/17/09	15,000	14,694
Aa2	AA	Wells Fargo & Co., 4.95%, 10/16/13	15,000	14,912

		CHEMICALS: 2.3%
A2	A	DuPont, 4.75%, 11/15/12	15,000	14,951

		COMPUTERS & PERIPHERALS: 4.8%
A2	A	Hewlett-Packard Co., 5.25%, 3/1/12	15,000	15,379
A1	A+	IBM Corp., 4.75%, 11/29/12	15,000	15,127

		CONSUMER DISCRETIONARY: 13.2%
Baa2	BBB+	Comcast Cable, 5.9%, 3/15/16	10,000	10,077
A2	A	Costco Wholesale Corp., 5.3%, 3/15/12	15,000	15,410
A1	A+	Lowe's Companies, Inc., 8.25%, 6/1/10	15,000	16,397
A2	A+	Target Corp., 7.5%, 8/15/10	15,000	16,062
Aa2	AA	Wal-Mart Stores Inc., 4.75%, 8/15/10	15,000	15,218
Baa2	BBB-	YUM! Brands Inc., 7.7%, 7/1/12	10,000	10,793

		CONSUMER STAPLES: 13.6%
Aa2	A+	Bottling Group LLC, 4.625%, 11/15/12	15,000	15,064
A3	A	Coca Cola Enterprises, 4.375%, 9/15/09	15,000	15,007
Aa3	A+	Coca Cola Co., 5.35%, 11/15/17	10,000	10,265
A3	BBB+	Kellogg Co., 6.6%, 4/1/11	10,000	10,604
A2	A+	Kimberly-Clark, 6.125%, 8/1/17	10,000	10,355
Baa2	BBB+	Kraft Foods Inc., 6.5%, 8/11/17	10,000	10,364
AA3	AA-	Proctor & Gamble Co., 4.95%, 8/15/14	15,000	15,222

		ENERGY: 4.2%
A1	A	Conoco Funding Co., 6.35%, 10/15/11	15,000	15,945
Baa3	BBB	Valero Energy Corp., 6.875%, 4/15/12	10,000	10,681

		FINANCIALS: 21.3%
A1	A+	American Express, 4.875%, 7/15/13	15,000	14,910
A2	A	CIT Group Inc., 4.125%, 11/3/09	15,000	14,466
Aa3	AA	Citigroup Inc., 4.25%, 7/29/09	15,000	14,894
Aaa	AAA	General Electric Capital Corp., 5.4%, 2/15/17	15,000	15,193
Aa3	AA-	Goldman Sachs, 6.65%, 5/15/09	15,000	15,409
Aa3	AA-	Household Finance Co., 6.375%, 10/15/11	15,000	15,468

Madison Mosaic Income Trust 7

COINS Portfolio of Investments (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
A1	AA-	International Lease Finance, 4.875%, 9/1/10	$15,000	14,955
A1	A+	Merrill Lynch & Co., Inc., 6.4%, 8/28/17	15,000	15,266
Aa3	AA-	Morgan Stanley & Co., 4.25%, 5/15/10	15,000	14,775

		LEISURE & TOURISM: 2.5%
A3	A	Walt Disney Co., 5.7%, 7/15/11	15,000	15,648

		HEALTH CARE: 8.8%
A1	AA	Abbott Laboratories, 5.875%, 5/15/16	15,000	15,694
Aa3	AA	Eli Lilly & Co., 6%, 3/15/12	15,000	15,929
A3	A-	UnitedHealth Group, 5%, 8/15/14	15,000	14,539
Baa1	A-	Wellpoint Inc., 5%, 1/15/11	10,000	10,021

		INSURANCE: 4.8%
A1	A+	Allstate Corp., 7.2%, 12/1/09	15,000	15,820
Aaa	AAA	Berkshire Hathaway Inc., 4.85%, 1/15/15	15,000	15,044

		TECHNOLOGY: 4.0%
A1	A+	Cisco Systems, Inc., 5.5%, 2/22/16	15,000	15,279
Baa2	BBB-	Intuit Inc., 5.4%, 3/15/12	10,000	10,166

		TELECOMMUNICATIONS: 4.1%
A2	A	Bellsouth Corp., 6%, 10/15/11	15,000	15,549
Baa1	A	Verizon New England, 6.5%, 9/15/11	10,000	10,509

		UTILITIES: 3.9%
Baa2	A-	Dominion Resources, 5.7%, 9/17/12	10,000	10,279
A1	A+	National Rural Utilities, 4.75%, 3/1/14	15,000	14,563

		TOTAL CORPORATE DEBT SECURITIES (Cost $603,290)		$618,145

		REPURCHASE AGREEMENT: 1.3% of net assets
		With U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $8,160 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $8,001 (Cost $8,000).		8,000

		TOTAL INVESTMENTS: 98.4% of net assets (Cost $611,290)		$626,145

		CASH AND RECEIVABLES LESS LIABILITIES: 1.6% of net assets		10,494

		NET ASSETS: 100%		$636,639

Notes to the Portfolio of Investments:

* – Unaudited;  Moody's – Moody's Investor Services, Inc.;  S&P – Standard & Poor's Corporation

The Notes to Financial Statements are an integral part of these statements.

8 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Statements of Assets and Liabilities

	Institutional Bond Fund	COINS Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$6,302,107	$618,145
Repurchase agreements	35,000	8,000
Total investments*	6,337,107	626,145
Cash	563	808
Interest receivable	77,109	9,686
Total assets	6,414,779	636,639

LIABILITIES
Independent trustee fees	250	--
Auditor fees	2,000	--
Total liabilities	2,250	--

NET ASSETS	$6,412,529	$636,639

Net assets consists of:
Paid in capital	$6,323,732	$621,784
Accumulated net realized losses	(76,727)	--
Net unrealized appreciation on investments	165,524	14,855
Net Assets	$6,412,529	$636,639

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 7)	615,874	62,075

NET ASSET VALUE PER SHARE	$10.41	$10.26

*INVESTMENT SECURITIES, AT COST	$6,171,583	$611,290

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust 9

Madison Mosaic Income Trust

Statements of Operations

For the year ended December 31, 2007

	Institutional Bond Fund	COINS Fund*
INVESTMENT INCOME (Note 1)
Interest income	$301,567	$15,978

EXPENSES (Notes 3 and 5)
Investment advisory fees	19,340	--
Other expenses:
Service agreement fees	5,158	--
Independent trustee fees	1,000	--
Auditor fees	4,500	--
Other fees	250	--
Total other expenses	10,908	--
Total Expenses	30,248	--

NET INVESTMENT INCOME	271,319	15,978

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain (loss) on investments	(257)	108
Change in net unrealized appreciation of investments	207,859	14,855

NET GAIN ON INVESTMENTS	207,602	14,963

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$478,921	$30,941

* For the period July 1, 2007 (commencement of operations) through December 31, 2007

The Notes to Financial Statements are an integral part of these statements.

10 Annual Report December 31, 2007

Madison Mosaic Income Trust

Statements of Changes in Net Assets

For the period indicated

	Institutional Bond Fund		COINS Fund*
	Year Ended December 31,		Period Ended December 31,
	2007	2006	2007
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$271,319	$277,825	$15,978
Net realized gain (loss) on investments	(257)	(66,536)	108
Net unrealized appreciation on investments	207,859	40,369	14,855
Total increase in net assets resulting from operations	478,921	251,658	30,941

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
From net investment income	(271,319)	(277,825)	(15,978)
From net capital gains	--	--	(108)
Total distributions	(271,319)	(277,825)	(16,086)

CAPITAL SHARE TRANSACTIONS (Note 7)	(305,828)	(1,135,478)	621,784

TOTAL INCREASE (DECREASE) IN NET ASSETS	(98,226)	(1,161,645)	636,639

NET ASSETS
Beginning of period	$6,510,755	$7,672,400	$--
End of period	$6,412,529	$6,510,755	$636,639

* For the period July 1, 2007 (commencement of operations) through December 31, 2007

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Income Trust 11

Madison Mosaic Income Trust

Financial Highlights

Selected data for a share outstanding throughout each period indicated

INSTITUTIONAL BOND FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.08	$10.11	$10.34	$10.50	$10.54
Investment operations:
Net investment income	0.44	0.41	0.36	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.33	(0.03)	(0.23)	(0.16)	(0.04)
Total from investment operations	0.77	0.38	0.13	0.19	0.33
Less distributions:
From net investment income	(0.44)	(0.41)	(0.36)	(0.35)	(0.37)
From net capital gains	--	--	--	--	--
Total distributions	(0.44)	(0.41)	(0.36)	(0.35)	(0.37)
Net asset value, end of period	$10.41	$10.08	$10.11	$10.34	$10.50
Total return (%)	7.77	3.93	1.24	1.84	3.18
Ratios and supplemental data
Net assets, end of period (in thousands)	$6,413	$6,511	$7,672	$7,508	$7,488
Ratio of expenses to average net assets (%)	0.47	0.46	0.45	0.45	0.45
Ratio of net investment income to average net assets (%)	4.21	3.97	3.48	3.35	3.53
Portfolio turnover (%)	42	34	39	24	38

COINS FUND*

Period Ended December 31, 2007
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	0.26
Total from investment operations	0.53
Less distributions:
From net investment income	(0.27)
From net capital gains	--
Total distributions	(0.27)
Net asset value, end of period	$10.26
Total return (%)	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$637
Ratio of expenses to average net assets (%)	--
Ratio of net investment income to average net assets (%)	5.29[1]
Portfolio turnover (%)	3

* For the period July 1, 2007 (commencement of operations) through December 31, 2007
1Annualized

The Notes to Financial Statements are an integral part of these statements.

12 Annual Report December 31, 2007

Madison Mosaic Income Trust December 31, 2007

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers four portfolios, each of which is a diversified mutual fund. This report contains information about two of these portfolios, the Madison Mosaic Institutional Bond Fund and the Madison Mosaic Corporate Income Shares (COINS) Fund (the "Funds"). Their objectives and strategies are detailed in their prospectus. The remaining Trust portfolios present their financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders quarterly for the Institutional Bond Fund and monthly for the Corporate Income Shares Fund. Capital gain distributions, if any, are declared and paid annually at year-end for both funds.

The tax character of distributions paid during 2007 and 2006 were as follows:

	2007	2006
Institutional Bond Fund:
Distributions paid from: Ordinary income	$271,319	$277,825
COINS Fund:
Distributions paid from:
Ordinary income	$15,978	N/A
Short-term capital gains	$108	N/A

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Institutional Bond Fund:
Accumulated net realized losses	$(76,727)
Net unrealized appreciation on investments	165,524
$88,797
COINS Fund:
Net unrealized appreciation on investments	$14,855

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes," on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

Madison Mosaic Income Trust 13

Notes to Financial Statements (continued)

As of and during the year ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2007, the Institutional Bond Fund had the following unused capital loss carryover available for federal income tax purposes:

Expiration Date	Institutional Bond Fund
December 31, 2010	$3,426
December 31, 2014	73,044
December 31, 2015	257

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same Advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2007, the Institutional Bond Fund had a 0.4% interest and the COINS Fund had a 0.1% interest in the consolidated repurchase agreement of $9,933,000 collateralized by $10,132,100 in United States Treasury Notes. Proceeds at maturity were $9,934,711.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Funds, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively "the Advisor"), earns an advisory fee equal to 0.30% per annum of the average net assets of the Institutional Bond Fund. This fee is accrued daily and is paid monthly.

The COINS Fund pays no advisory fees. Instead the Advisor is compensated for managing the fund through payments it receives from fees paid on accounts in wrap programs whose clients are permitted to invest in COINS.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Institutional Fund:
U.S. Gov't securities	$1,559,968	$1,464,096
Other	989,422	1,204,091
COINS Fund:
U.S. Gov't securities	$--	$--
Other	618,317	15,177

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Funds to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.08% for the Institutional Bond Fund.

The Institutional Bond Fund also pays the expenses of its Independent Trustees and auditors directly. For the year ended December 31, 2007, the amounts accrued for these fees were $1,000 and $4,500, respectively.

The COINS Fund pays no expenses. Instead, the Advisor is compensated for administering the fund through payments it receives from fees paid

14 Annual Report December 31, 2007

Notes to Financial Statements (continued)

on accounts in wrap programs whose clients are permitted to invest in COINS.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2007:

	Institutional Bond Fund	COINS Fund
Aggregate Cost	$6,171,583	$611,290
Gross unrealized appreciation	174,268	15,288
Gross unrealized depreciation	(8,744)	(433)
Net unrealized appreciation	$165,524	$14,855

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Institutional Bond Fund	2007	2006
In Dollars
Shares sold	$42,187	$92,612
Shares issued in reinvestment of dividends	271,320	277,825
Total shares issued	313,507	370,437
Shares redeemed	(619,335)	(1,505,915)
Net decrease	$(305,828)	$(1,135,478)

In Shares
Shares sold	4,081	9,179
Shares issued in reinvestment of dividends	26,619	27,744
Total shares issued	30,700	36,923
Shares redeemed	(60,439)	(150,104)
Net decrease	(29,739)	(113,181)

Period Ended December 31,
COINS Fund*	2007
In Dollars
Shares sold	$605,698
Shares issued in reinvestment of dividends	16,086
Total shares issued	621,784
Shares redeemed	--
Net increase	$621,784

In Shares
Shares sold	60,493
Shares issued in reinvestment of dividends	1,582
Total shares issued	62,075
Shares redeemed	--
Net increase	62,075

* For the period July 1, 2007 (commencement of operations) through December 31, 2007

8. Line of Credit. The Institutional Bond Fund has a $1.75 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. The Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2007, the Fund did not borrow on its line of credit.

9. New Accounting Pronouncement. On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Funds.

Madison Mosaic Income Trust 15

Notes to Financial Statements (concluded)

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (FAS "159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes penetration and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management believes the adoption of FAS 159 will have no material impact on the financial statements of the Funds.

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on July 1, 2007 and held for the six-months ended December 31, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Institutional Bond Fund	$1,000.00	$1,061.23	0.47%	$2.44
COINS Fund	$1,000.00	$1,053.66	0%	$0
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table on the next page titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in your Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

16 Annual Report December 31, 2007

Based on Hypothetical Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Institutional Bond Fund	$1,000.00	$1,025.47	0.47%	$2.40
COINS Fund	$1,000.00	$1,025.47	0%	$0
[1]For the six-months ended December 31, 2007.[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Income Trust December 31, 2007
Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc..

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB; Santa Barbara Community Bancorp, Inc..

Management Information (concluded)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

18 Annual Report December 31, 2007

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended June 30, 2007 is available. These policies and voting information are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at
1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Institutional Bond Fund in July 2007 and the initial adoption of the advisory contract for the COINS Fund this year. Rather than providing you with a list of factors or conclusory statements that explained the Board's decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust's Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management. They recognized the wide array of investment professionals employed by the firm. Representatives of the Advisor discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with each funds' investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor due to the Advisor's history of providing advisory services to the Madison Mosaic family of investment companies.

The Board also discussed with the Advisor the quality of services provided to the Trusts by the transfer agent, US Bancorp Fund Services, LLC. The Advisor reported that the transfer agent has routinely ranked at or near the top in customer service surveys for third party transfer agents.

With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information provided in the written Board materials for the Institutional Bond Fund and the Advisor's fixed income performance history in general with regard to the COINS Fund. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices.

The Advisor explained its active bond management style and its goal of protecting shareholders during periods of rising interest rates. The Advisor explained that, in the long-term, it believes this philosophy is in the best interest of fixed-income fund shareholders and is in accordance with applicable prospectus disclosures of investment objectives and policies for such funds. The Board recognized that this philosophy was resulting in the intended performance in accordance with the applicable funds' stated investment objectives and policies.

The Board engaged in a comprehensive discussion of fund performance and market conditions. This included the Board's

Madison Mosaic Income Trust 19

comparison of the performance of a variety of funds with that of the Advisor's separately managed account composites. Representatives of the Advisor discussed the Advisor's methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each Trust portfolio's asset size and investment objective for the last year. Representatives of the Advisor discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry. The Board recognized that the COINS Fund pays no fees and reviewed the indirect compensation contemplated to be received by the Advisor in connection with any wrap programs in which the COINS Fund may be sold.

As in past years, the Trustees recognized that each Madison Mosaic fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the each particular fund (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Madison Mosaic investment companies in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board compared the Advisor's fee schedule for separately managed accounts with the fees paid by Madison Mosaic fund accounts. The Trustees recognized that the Advisor provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with each Madison Mosaic Trust, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the trusts' total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represented approximately $400 million out of the approximately $8 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Madison Mosaic Trusts are profitable to the Advisor because such salaries and fixed costs are already paid from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, was approximately $10 billion at the time of the meeting. As a result, although the fees paid by the Trust at its present size might not be sufficient to profitably support a stand alone mutual fund complex, they are reasonably profitable to the Advisor as part of its larger, diversified organization. The Trustees also recognized that Madison Mosaic's reputation benefited the Advisor's reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Advisor, are managed with the attention given to other firm clients and are not treated as "loss leaders."

As part of the Board's review of the costs of services and the profits to be realized by the Advisor, the Board considered the reasonableness and propriety of the securities research and

20 Annual Report December 31, 2007

any so-called "soft dollar" benefits that the Advisor receives in connection with brokerage transactions on behalf of Madison Mosaic investment companies.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that our contract should be renewed for another year for the Institutional Bond Fund and adopted for the COINS Fund.

Madison Mosaic Income Trust 21

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2007, Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded James Imhoff, Jr. who served in that capacity from August 2006 through July 2007.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2007 and 2006, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $86,500 ($111,500 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $82,000 ($106,500 including MSP).    Of these amounts, approximately $15,500 and $12,500, respectively, was or will be attributable to Madison Mosaic Income Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.  The number of series offered by the registrant increased from three to four during the fiscal year ended December 31, 2007.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Income Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 21, 2008

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 21, 2008